UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-5845
Van Kampen Senior Loan Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 7/31
Date of reporting period: 1/31/10

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

January 31, 2010

MUTUAL FUNDS Van Kampen Senior Loan Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Senior Loan Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of January 31, 2010.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

An investment in senior loans is subject to certain risks such as loan defaults and illiquidity due to insufficient collateral backing.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 1/31/10 (Unaudited)

	A Shares		B Shares		C Shares		IB Shares	IC Shares
	since 2/18/2005		since 2/18/2005		since 2/18/2005		since 10/4/1989	since 6/13/2003
		w/max		w/max		w/max
		3.25%		3.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	–0.74%	–1.40%	–1.47%	–1.54%	–1.47%	–1.47%	4.35%	1.96%

10-year	—	—	—	—	—	—	1.62	—

5-year	—	—	—	—	—	—	–0.59	–0.59

1-year	53.45	48.32	52.38	49.38	52.38	51.38	53.09	53.09

6-month	14.95	11.18	14.53	11.53	14.53	13.53	14.75	14.95

Gross Expense Ratio	2.59%		3.36%		3.35%		2.34%	2.50%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year-end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 3.25 percent for Class A shares, an early withdrawal charge of 3.00 percent for Class B shares (in year one and declining to zero after year five), an early withdrawal charge of 1.00 percent for Class C shares in year one, and combined distribution fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares and a service fee of up to 0.15 percent per year of the fund’s average daily net assets for Class IC shares. Effective 2/18/05, contingent deferred sales charges for Class IB and Class IC shares have been terminated.

New investments are not available in Class IB and IC shares. Figures shown above assume reinvestment of all distributions. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower.

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change and represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended January 31, 2010

Market Conditions

The senior loan market continued to rally strongly throughout the reporting period. For the six-month period ended January 31, 2010, the S&P LSTA Leveraged Loan Index (the “Index”) gained 11.75 percent, while average loan prices rose from 81.20 cents on the dollar to 89.49 cents on the dollar. Within the Index, lower quality loans outperformed for the period, with CCC rated issuers (+26.53 percent) significantly outpacing higher credit quality BB (+4.74 percent) and B (+11.81 percent) issuers.

From a technical standpoint, the loan market continued to benefit from increasing demand, loan repayments and relatively tepid new loan issuance. The bank loan category of retail mutual funds continued to enjoy strong inflows over the course of the period sparked by the opportunity to purchase senior loans at a discount and the prospect of higher short-term interest rates in the future. Additionally, loan repayments were strong as the trend of companies issuing new high yield bonds and using the proceeds to pre-pay bank debt at par continued. New loan issuance, on the other hand, remained weak, especially in the first half of the reporting period. In the later part of the fourth quarter of 2009 and continuing into 2010, new issuance did pick up substantially; however, in the fourth quarter of 2009, the pool of investable loans still contracted as loan repayments of $32 billion were well in excess of the $26 billion of new loan issuance.

The loan market benefited from a substantial improvement in credit fundamentals. Borrowers’ performance generally reflected the growth in U.S. GDP that we experienced in the second half of 2009, and this growth is expected to continue in 2010. The improved macroeconomic conditions translated into an improving default picture. The senior loan default rate peaked in November 2009 at 10.8 percent and by the end of January 2010 had declined to 8.8 percent. We expect the rate to fall to the mid-single digits by the end of 2010.

Although we are cautiously optimistic that the loan rally will continue in 2010, albeit at a much slower pace than in 2009, it is clear that risks and uncertainties remain that could negatively impact the markets. The economic recovery is likely to be less robust than previous recoveries as the consumer remains stressed with unemployment just below 10 percent and foreclosures still at an elevated level. There is uncertainty as to how the economy will react as governments and central banks begin to remove the global stimulus as well as concerns about the size of the budget deficit both here in the U.S. and in other countries around the world.

Performance Analysis

The Fund returned 14.95% percent for the six months ended January 31, 2010 (Class A shares, unadjusted for sales charges).

Total returns for the six-month period ended January 31, 2010

Class A	Class B	Class C	Class IB	Class IC

14.95%	14.53%	14.53%	14.75%	14.95%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund invests primarily in senior secured loans to non-investment grade companies. Although non-investment grade companies have a higher probability of defaulting than investment grade companies, our loans are typically secured by the assets of the company and are senior in the capital structure and thus are generally repaid before any of the company’s other obligations. As of the end of the reporting period, 91 percent of the Fund’s assets are first lien senior secured loans. The remainder is a mix of second lien senior secured loans and high yield bonds. Concentration in the portfolio by both industry and borrower remains low.

We continued to adhere to our research-intensive investment process, employing a bottom-up security selection process driven by thorough analysis of individual company fundamentals. We focus primarily on investing in companies that we believe will have consistent cash flows and strong collateral coverage and thus we typically have a bias toward more defensive industries such as health care, utilities, food and cable.

The Fund used a modest amount of leverage, which enhanced returns as loan prices increased during the period. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. The use of leverage could, though, increase the fund’s volatility. (Similarly, should short-term rates fall, borrowing costs would also decline.) We believe the modest use of leverage will continue to benefit shareholders in the periods ahead.

Market Outlook

While we have certainly witnessed a dramatic rally in loan prices over the past year, given current price levels and the potential for declining default rates this year, we believe there are still compelling investment opportunities in senior secured loans. Additionally, while investors continue to have the ability to purchase loans at what we believe are relatively attractive values, they are also positioning themselves well should short-term interest rates begin to rise. Because senior loans pay a floating interest rate, should short-term rates move higher, senior loan investors may benefit through increasing distribution yields. This can act as a nice complement to fixed rate investments that typically face a headwind in a rising interest rate environment.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Issuer Exposure as of 1/31/10 (Unaudited)

First Data Corp.	2.0%
Calpine Corp.	1.9
Charter Communications Operating, LLC	1.7
Community Health Systems, Inc.	1.7
HCA, Inc.	1.7
Texas Competitive Electric Holding Co., Inc.	1.6
Univision Communications, Inc.	1.4
Pinnacle Foods Finance, LLC	1.1
Lyondell Chemical Co.	1.1
Harrah’s Operating Co., Inc	1.1

Top Five Sector Exposure as of 1/31/10 (Unaudited)

Health Care	12.9%
Utilities	7.5
Financial Intermediaries	6.0
Chemicals & Plastics	6.0
Radio & Television	5.6

Moody’s Credit Rating Exposure Distribution as of 1/31/10 (Unaudited)

Baa	3.3%
Ba	33.7
B	35.9
Caa	7.8
Ca	1.1
C	0.2
Non-Rated	18.0

Capital Structure Distribution as of 1/31/10 (Unaudited)

1st Lien	91.3%
2nd Lien	5.3
Unsecured	1.3
Other	2.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages include total exposure of loans, bonds and the notional value of credit derivatives, with unfunded loan commitments being treated as if they were fully funded. This method of aggregation is reflected in both the numerator and denominator of each calculation. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 8/1/09 - 1/31/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	8/1/09	1/31/10	8/1/09-1/31/10

Class A
Actual	$1,000.00	$1,149.55	$10.02
Hypothetical	1,000.00	1,015.88	9.40
(5% annual return before expenses)

Class B
Actual	1,000.00	1,145.34	14.06
Hypothetical	1,000.00	1,012.10	13.19
(5% annual return before expenses)

Class C
Actual	1,000.00	1,145.33	14.06
Hypothetical	1,000.00	1,012.10	13.19
(5% annual return before expenses)

Class IB
Actual	1,000.00	1,147.49	10.01
Hypothetical	1,000.00	1,015.88	9.40
(5% annual return before expenses)

Class IC
Actual	1,000.00	1,149.54	10.02
Hypothetical	1,000.00	1,015.88	9.40
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.85%, 2.60%, 2.60%, 1.85% and 1.85% for Class A, B, C, IB and IC Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expense ratios reflect an expense reimbursement.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

The current investment adviser for the Fund is Van Kampen Asset Management (the “Adviser”) pursuant to the investment advisory agreement approved by the Board on May 20-21, 2009. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”), which is an indirect wholly owned subsidiary of Morgan Stanley. On October 19, 2009, Morgan Stanley entered into a definitive agreement to sell substantially all of its retail asset management business, including Van Kampen Investments, to Invesco Ltd., a leading independent global investment management company (the “Transaction”). As a result of this Transaction, the asset management business of Van Kampen Investments will be combined with that of Invesco Advisers, Inc. (“Invesco”), a subsidiary of Invesco Ltd.

The closing of the Transaction (currently expected to be in mid-2010) will constitute an “assignment” of the current investment advisory agreement for the Fund and, therefore, pursuant to the Investment Company Act of 1940 (the “1940 Act”), will result in the automatic termination of the Fund’s current investment advisory agreement. The 1940 Act requires that shareholders of the Fund approve any new investment advisory agreement for the Fund.

In connection with the Transaction, the Fund’s Board of Trustees has approved a new investment advisory arrangement between the Fund and Invesco, which arrangement includes (i) a new advisory agreement with Invesco, which agreement allows Invesco to enter into subadvisory agreements and delegate any or all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco Ltd. as subadvisers and (ii) that Invesco enter into a master subadvisory agreement with several of Invesco Ltd.’s wholly owned affiliates (collectively, the “New Advisory Agreements”).

The Fund’s Board of Trustees is seeking shareholder approval of the New Advisory Agreements at a special meeting of shareholders and a proxy statement is being sent to shareholders in advance of the special meeting. Closing of the Transaction and shareholder approval of the New Advisory Agreements are conditions precedent to the effectiveness of the New Advisory Agreements. As part of the Transaction, it is also expected that Invesco and its affiliates will provide the Fund with administrative and client servicing services that are currently provided by Van Kampen Investments and its affiliates.

At several in-person and telephonic meetings held in August, September, October, November and December 2009, the Board discussed and ultimately approved the New Advisory Agreements. At these meetings, the Board considered information provided by Morgan Stanley, Van Kampen Investments and Invesco regarding, among other things: Invesco’s organization and personnel; business strategy; ownership structure; financial strength; affiliations (including other asset management affiliations); asset management practices and capabilities; legal and regulatory matters; and compliance matters. Emphasis during these meetings focused on Invesco being a global investment management leader with momentum in the U.S. retail market, and that the combination of Invesco and Morgan Stanley’s retail asset management business, including Van Kampen Investments, can bring additional value to the

Fund’s shareholders. The parties discussed Invesco’s independence as a publicly traded entity, its strategic focus solely on the investment management business (including Invesco’s investment reputation, broad product line, service quality, industry relationships and objective of putting investors’ interests first) and its significant depth in resources, diversification, performance and experience. The parties discussed how the current Invesco and Van Kampen Investments businesses compare and complement each other and the synergies of the combined organization which management believes will benefit the Fund’s shareholders. The parties discussed aligning the Fund and other funds currently advised by the Adviser together with other funds and products currently advised by Invesco and its affiliates towards using a single, common operating platform (which includes, among other things, common investment operating platforms, common global performance measurement and risk analysis, and common compliance policies and procedures).

In connection with the Board’s consideration of the New Advisory Agreements, the Trustees considered the factors discussed above as well as the following:

Nature, Extent and Quality of the Services to be Provided. The Board considered the roles and responsibilities of the investment adviser (and its affiliates) as a whole and those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The Board noted that the current portfolio management team for the Fund is expected to remain the same under the New Advisory Agreements. The Trustees discussed with Invesco the resources available in managing the Fund. The Trustees also discussed certain other services that are to be provided by Invesco or its affiliates to the Fund including subadvisory services, certain global performance measurement and risk analysis, compliance, accounting, and administrative services. The Board has determined that the nature, extent and quality of the services to be provided by Invesco (and its affiliates) support its decision to approve the New Advisory Agreements.

Projected Fees and Expenses of the Fund. The Board considered that the advisory fee rate for the Fund would remain the same under the New Advisory Agreements as they are under the current advisory agreement. The Board had previously determined that such fees were acceptable under the current advisory agreement. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the New Advisory Agreements.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the Trustees expect to review Invesco’s expenses in providing services to the Fund and other funds advised by Invesco and the profitability of Invesco. In connection with the Fund, the Trustees discussed with Invesco its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, and other costs. The Board has determined that the analysis of Invesco’s projected expenses and profitability support its decision to approve the New Advisory Agreements.

Economies of Scale. The Board noted that economies of scale were already reflected in the advisory fees. In future determinations of whether to approve the continuation of the advisory agreement, the Board will consider whether economies of scale exist and should be passed along to shareholders.

Other Benefits of the Relationship. The Board considered other benefits to Invesco and its affiliates derived from its relationship with the Fund and other funds advised by Invesco. These benefits include, among other things, fees for administrative services (which is reimbursement of Invesco’s cost or such reasonable compensation as may be approved by the Board), transfer agency services provided to the Fund and other funds in the fund family, in certain cases research to be received by Invesco or its affiliates generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to sales of the Fund and other funds in the fund family. The Trustees reviewed with Invesco each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by Invesco or its affiliates support its decision to approve the New Advisory Agreements.

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)

Principal
Amount
(000)	Borrower	Coupon	Stated Maturity*	Value

	Variable Rate** Senior Loan Interests 114.6% Aerospace/Defense 2.9%
$2,838	Alion Science and Technology Corp., Term Loan	9.50%	02/06/13	$2,830,988
1,718	Apptis, Inc., Term Loan	3.49 to 3.51	12/20/12	1,683,950
4,168	Booz Allen Hamilton, Inc., Term Loan	6.00 to 7.50	07/31/15	4,209,436
9,320	IAP Worldwide Services, Inc., Term Loan (b)	9.25 to 11.50	12/30/12 to 06/28/13	7,959,935
2,929	ILC Industries, Inc., Term Loan	2.23	02/24/12	2,819,033
3,077	Primus International, Inc., Term Loan	2.73	06/07/12	2,707,617
4,036	TASC, Inc., Term Loan	5.50 to 5.75	12/18/14 to 12/18/15	4,062,076
4,819	Vangent, Inc., Term Loan	2.52	02/14/13	4,506,137
625	Wesco Aircraft Hardware Corp., Term Loan	5.99	03/28/14	596,094

				31,375,266

	Automotive 3.6%
1,605	Acument Global Technologies, Inc., Term Loan (b)	14.00	08/11/13	1,232,135
7,952	Federal-Mogul Corp., Term Loan	2.17	12/29/14 to 12/28/15	6,759,076
12,547	Ford Motor Co., Term Loan	3.24 to 3.26	12/16/13	11,764,750
6,496	Metokote Corp., Term Loan	9.00	11/27/11	5,537,786
5,303	Oshkosh Truck Corp., Term Loan	6.26	12/06/13	5,334,164
500	Performance Transportation Services, Inc., Revolving Credit Agreement (c) (d) (e)	3.25	01/26/12	137,585
344	Performance Transportation Services, Inc., Term Loan (c) (d) (e)	7.50	01/26/12	94,478
1,901	Polypore, Inc., Term Loan	2.49	07/03/14	1,819,975
3,327	Sensata Technologies, Inc., Term Loan	1.99 to 2.00	04/26/13	3,031,014
2,811	TRW Automotive, Inc., Term Loan	5.00	05/30/15 to 05/30/16	2,819,522

				38,530,485

	Banking 0.1%
661	Dollar Financial Corp., Term Loan	7.00	10/30/12	642,085

	Beverage, Food & Tobacco 6.9%
5,170	Acosta, Inc., Term Loan (a)	2.49	07/28/13	4,937,128
12,848	Coleman Natural Foods, LLC, Term Loan (b)	6.74 to 10.75	08/22/12 to 08/22/13	7,077,531
4,723	DCI Cheese Co., Term Loan	3.50	06/30/10	2,952,011
9,860	Dole Food Co., Inc., Term Loan	7.89 to 8.00	04/12/13	9,973,186
7,205	DS Waters of America, Inc., Term Loan	2.50	10/27/12	6,799,307
4,050	DSW Holdings, Inc., Term Loan	4.25	03/02/12	3,530,251

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount
(000)	Borrower	Coupon	Stated Maturity*	Value

	Beverage, Food & Tobacco (Continued)
$8,079	Farley’s & Sathers Candy Co., Inc., Term Loan	7.00 to 11.25%	06/15/11 to 01/02/12	$7,982,330
5,221	FSB Holdings, Inc., Term Loan	2.50 to 6.00	09/29/13 to 03/29/14	4,904,240
7,297	LJVH Holdings, Inc., Term Loan (Canada)	2.75	07/19/14	6,920,136
1,070	Michael Foods, Inc., Term Loan	6.50	05/01/14	1,082,163
2,993	PBM Products, LLC, Term Loan	2.49	09/29/12	2,925,359
8,956	Pinnacle Foods Finance, LLC, Term Loan	2.98 to 7.50	04/02/14	8,598,156
7,152	Wm. Wrigley Jr. Co., Term Loan	3.06 to 3.31	12/17/12 to 10/06/14	7,188,651

				74,870,449

	Broadcasting—Cable 7.8%
6,340	Cequel Communications, LLC, Term Loan	2.25	11/05/13	6,052,479
24,706	Charter Communications Operating, LLC, Term Loan (e)	2.26 to 2.76	03/06/14 to 09/06/14	22,802,898
11,066	CSC Holdings, Inc., Term Loan	1.25 to 2.05	02/24/12 to 03/29/16	10,914,369
5,465	DIRECTV Holdings, LLC, Term Loan	5.25	04/13/13	5,495,462
4,367	Discovery Communications Holdings, LLC, Term Loan	5.25	05/14/14	4,425,225
5,387	Knology, Inc., Term Loan	3.75	06/30/14	5,261,506
4,814	MCC Iowa, LLC, Term Loan	1.96 to 6.50	01/31/15 to 01/03/16	4,677,076
2,968	Mediacom Illinois, LLC, Term Loan	1.96 to 5.50	01/31/15 to 03/31/17	2,892,733
8,326	RCN Corp., Term Loan	2.56	05/25/14	7,951,156
7,605	TWCC Holding Corp., Term Loan	7.25	09/14/15	7,679,711
6,145	UPC Broadband Holding, B.V., Term Loan (Netherlands)	3.93	12/30/16	6,054,102

				84,206,717

	Broadcasting—Diversified 1.1%
8,248	Alpha Topco, Ltd., Term Loan (United Kingdom) (a)	2.45 to 3.82	12/31/13 to 06/30/14	7,535,687
5,138	Cumulus Media, Inc., Term Loan	4.23	06/11/14	4,598,443

				12,134,130

	Broadcasting—Radio 1.6%
7,705	CMP KC, LLC, Term Loan (d) (f)	6.25	05/03/11	2,349,873
13,134	CMP Susquehanna Corp., Term Loan	2.25	05/05/13	10,791,956
1,155	LBI Media, Inc., Term Loan	1.73	03/31/12	999,075
3,746	Multicultural Radio Broadcasting, Inc., Term Loan	2.98 to 5.98	12/18/12 to 06/18/13	2,776,148

				16,917,052

	Broadcasting—Television 2.6%
955	Barrington Broadcasting, LLC, Term Loan	4.50 to 4.52	08/12/13	812,364

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount
(000)	Borrower	Coupon	Stated Maturity*	Value

	Broadcasting—Television (Continued)
$2,673	FoxCo Acquisition Sub, LLC, Term Loan	7.50%	07/14/15	$2,549,787
956	High Plains Broadcasting Operating Co., LLC, Term Loan	9.00	09/14/16	846,318
3,630	Newport Television, LLC, Term Loan	9.00	09/14/16	3,212,940
2,421	Sunshine Acquisition, Ltd., Term Loan	2.53	03/20/12	2,127,705
20,725	Univision Communications, Inc., Term Loan	2.50	09/29/14	18,103,196

				27,652,310

	Buildings & Real Estate 1.3%
2,500	El Ad IDB Las Vegas, LLC, Term Loan	2.98	08/09/12	1,368,750
9,880	Ginn LA CS Borrower, LLC, Term Loan (d)	6.20 to 7.75	06/08/11	691,600
4,000	Ginn LA CS Borrower, LLC, Term Loan (d) (f)	10.20	06/08/12	6,668
3,143	Kyle Acquisition Group, LLC, Term Loan (d)	4.00	07/20/11	225,239
6,657	Kyle Acquisition Group, LLC, Term Loan (d) (g)	5.75	07/20/09	477,097
602	Lake at Las Vegas Joint Venture, LLC, Revolving Credit Agreement (b) (d) (e)	14.35	06/20/12	17,554
1,012	Lake at Las Vegas Joint Venture, LLC, Term Loan (b) (e)	9.73 to 13.20	04/30/10	404,589
6,078	Lake at Las Vegas Joint Venture, LLC, Term Loan (b) (d) (e)	15.35 to 20.00	10/01/10 to 12/22/12	177,290
2,439	NLV Holdings, LLC, Term Loan (b) (e)	3.00 to 3.73	05/09/11 to 05/09/12	309,638
6,149	Realogy Corp., Term Loan	3.23 to 3.25	10/10/13	5,487,796
3,272	South Edge, LLC, Term Loan (d) (g)	5.25 to 5.50	10/31/08 to 10/31/09	1,245,202
360	Standard Pacific Corp., Term Loan	2.02	05/05/13	307,800
3,964	Tamarack Resorts LLC, Term Loan (d)	7.50 to 8.05	05/19/11	79,280
331	Tamarack Resorts LLC, Term Loan (d) (g)	20.25	07/02/09	265,014
1,501	WCI Communities, Inc, Term Loan (b)	10.00 to 11.00	09/03/14 to 09/02/16	1,442,627
3,349	Yellowstone Mountain Club, LLC, Term Loan (d) (f)	4.63	09/30/10	0
1,180	Yellowstone Mountain Club, LLC, Term Loan	6.00	07/16/14	1,144,742

				13,650,886

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount
(000)	Borrower	Coupon	Stated Maturity*	Value

	Business Equipment & Services 3.8%
$4,170	Affinion Group, Inc., Term Loan (a)	2.73%	10/17/12	$4,060,991
3,000	Brand Services, Inc., Term Loan	6.25 to 6.31	02/06/15	2,555,001
3,598	First American Payment Systems, LP, Term Loan	3.25	10/06/13	3,435,851
1,756	GSI Holdings, LLC, Term Loan	3.26	08/01/14	1,545,450
918	InfoUSA, Inc., Term Loan	2.01	02/14/12	891,151
2,083	KAR Holdings, Inc., Term Loan	2.99	10/18/13	2,030,026
5,175	NCO Financial Systems, Term Loan	7.50	05/15/13	5,126,825
13,694	Nielsen Finance, LLC, Term Loan	2.23	08/09/13	13,131,265
2,808	RGIS Services, LLC, Term Loan	2.74 to 2.75	04/30/14	2,611,764
3,601	Sedgwick CMS Holdings, Inc., Term Loan	2.50	01/31/13	3,465,611
1,960	SMG Holdings, Inc., Term Loan	3.25 to 3.43	07/27/14	1,822,613

				40,676,548

	Chemicals, Plastics & Rubber 6.7%
3,677	Ashland Chemicals, Term Loan (a)	6.00 to 7.65	11/13/13 to 05/13/14	3,714,039
5,365	Brenntag Holdings GmbH & Co. KG, Term Loan (Germany)	1.98 to 4.25	01/20/14 to 07/07/15	5,253,988
1,327	Celanese Holdings, LLC, Term Loan	2.00	04/02/14	1,280,685
890	Cristal Inorganic Chemicals US, Inc., Term Loan	2.50	05/15/14	841,273
7,679	Hexion Specialty Chemicals, Inc., Term Loan	2.56	05/06/13	7,263,383
9,355	Huntsman International, LLC, Term Loan	1.99 to 2.49	04/21/14 to 06/30/16	8,968,988
5,759	Kraton Polymers, LLC, Term Loan	2.25	05/13/13	5,528,818
72	Lyondell Chemical Co., Revolving Credit Agreement (e)	3.73	12/22/14	52,241
18,579	Lyondell Chemical Co., Term Loan (e)	3.73 to 13.00	04/06/10 to 12/22/14	14,748,935
5,928	Nalco Co., Term Loan	1.98 to 6.50	05/06/16 to 05/13/16	5,995,994
5,441	PQ Corp., Term Loan	3.49 to 3.50	07/30/14	5,080,683
1,580	Rockwood Specialties Group, Inc., Term Loan	4.50	07/30/12	1,600,383
6,418	Solutia, Inc., Term Loan	7.25	02/28/14	6,528,837
5,733	Univar, Inc., Term Loan	3.23	10/10/14	5,431,704

				72,289,951

	Construction Material 0.6%
7,410	Axia, Inc., Term Loan (b) (d) (e)	5.00	12/21/12	926,294
1,901	Building Materials Holding Corp., Term Loan (b)	8.00	01/04/15	1,425,987
2,851	Contech Construction Products, Inc., Term Loan	2.24	01/31/13	2,598,148

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount
(000)	Borrower	Coupon	Stated Maturity*	Value

	Construction Material (Continued)
$1,500	Custom Building Products, Inc., Term Loan	10.75%	04/20/12	$1,451,250

				6,401,679

	Containers, Packaging & Glass 3.5%
2,371	Anchor Glass Container Corp., Term Loan (a)	6.75	06/20/14	2,396,249
3,418	Berlin Packaging, LLC, Term Loan	3.23 to 3.25	08/17/14	2,922,628
4,042	Berry Plastics Group, Inc., Term Loan	2.25	04/03/15	3,665,379
7,535	Graham Packaging Co., L.P., Term Loan	2.50 to 6.75	10/07/11 to 04/05/14	7,612,096
1,971	Graphic Packaging International, Inc., Term Loan	2.25	05/16/14	1,919,009
7,428	Kranson Industries, Inc., Term Loan	2.48 to 4.50	07/31/13	7,016,768
5,795	Packaging Dynamics Operating Co., Term Loan	2.26	06/09/13	5,244,339
4,045	Pertus Sechzehnte GmbH, Term Loan (Germany)	2.61 to 2.86	06/13/15 to 06/13/16	3,438,229
3,050	Reynolds Group Holdings Inc., Term Loan	6.25	11/05/15	3,095,369
675	Tegrant Holding Corp., Term Loan	5.76	03/08/15	482,625

				37,792,691

	Diversified Manufacturing 0.6%
1,368	Arnold Magnectic Technologies Corp., Term Loan (f)	7.50 to 8.50	03/07/11 to 03/06/12	946,977
1,551	Mueller Water Products, Inc., Term Loan	5.24 to 5.25	05/24/12 to 05/23/14	1,542,828
5,175	MW Industries, Inc., Term Loan (f)	8.00	11/01/13	4,528,210

				7,018,015

	Durable Consumer Products 0.1%
1,942	Brown Jordan International, Inc., Term Loan	4.24 to 6.25	04/30/12	1,631,377

	Ecological 0.3%
980	Energy Solutions, LLC, Term Loan	3.99	05/28/13	969,451
1,821	Environmental Systems Products Holdings, Term Loan (f)	13.50	09/12/12	1,780,544
900	Synagro Technologies, Inc., Term Loan	4.98	10/02/14	630,000

				3,379,995

	Education & Child Care 2.9%
1,840	Bright Horizons Family Solutions, Inc., Revolving Credit Agreement	3.74	05/28/14	1,729,600
2,445	Bright Horizons Family Solutions, Inc., Term Loan	7.50	05/28/15	2,454,091

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount
(000)	Borrower	Coupon	Stated Maturity*	Value

	Education & Child Care (Continued)
$12,317	Cengage Learning, Holdings II, LP, Term Loan	2.75 to 7.50%	07/03/14	$11,195,419
399	Educate, Inc., Term Loan	2.51 to 5.51	06/14/13 to 06/16/14	359,520
4,609	Education Management, LLC, Term Loan	2.06	06/03/13	4,435,792
12,219	Nelson Education, Ltd., Term Loan (Canada)	2.75	07/05/14	11,241,250

				31,415,672

	Electronics 2.9%
913	Aeroflex, Inc., Term Loan (a)	3.56	08/15/14	855,920
4,335	Edwards Ltd., Term Loan (Cayman Islands) (b)	2.26 to 5.99	05/31/14 to 11/30/14	3,215,773
330	H3C Holdings, Ltd., Term Loan (Cayman Islands)	3.64	09/28/12	320,650
6,334	Infor Enterprise Solutions Holdings, Inc., Term Loan	3.99	07/28/12	5,937,788
1,402	Matinvent 2 SAS, Term Loan (France)	2.78 to 3.03	06/23/14 to 06/22/15	1,143,543
928	Kronos, Inc., Term Loan	2.25	06/11/14	883,109
7,798	Open Solutions, Inc., Term Loan	2.38	01/23/14	6,946,543
386	Stratus Technologies, Inc., Term Loan	4.01	03/29/11	335,820
10,860	Sungard Data Systems, Inc., Term Loan	1.98 to 6.75	02/28/14 to 02/26/16	10,742,881
1,566	Verint Systems, Inc., Term Loan	3.49	05/25/14	1,479,622

				31,861,649

	Entertainment & Leisure 4.3%
3,878	Bombardier Recreational Products, Inc., Term Loan (Canada)	3.27 to 3.28	06/28/13	2,940,324
3,482	Cedar Fair, LP, Term Loan	2.23 to 6.25	02/17/12 to 02/17/14	3,458,453
401	Cinemark USA, Inc., Term Loan	1.99 to 2.03	10/05/13	394,853
7,033	Fender Musical Instruments Corp, Term Loan	2.51	06/09/14	6,101,556
1,877	Gibson Guitar Corp., Term Loan	7.25	12/29/13	1,689,438
4,000	Hicks Sports Group, LLC, Term Loan (d)	6.75	12/22/10	3,316,668
4,780	Metro-Goldwyn-Mayer Studios, Inc., Revolving Credit Agreement (d)	5.00	04/08/10	2,796,219
17,473	Metro-Goldwyn-Mayer Studios, Inc., Term Loan (d)	20.50	04/08/12	10,221,887
1,914	Mets, LP, Term Loan	2.23	07/25/10	1,770,714
3,682	Playcore Holdings, Inc., Term Loan	2.81 to 4.75	02/21/14	3,424,272
1,976	Regal Cinemas, Corp., Term Loan	4.00	10/28/13	1,981,266
3,789	Ticketmaster, Term Loan	7.00	07/25/14	3,769,629
2,655	True Temper Sports, Inc., Term Loan (f)	13.00	10/14/13	2,655,473

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount
(000)	Borrower	Coupon	Stated Maturity*	Value

	Entertainment & Leisure (Continued)
$2,000	Universal City Development Partners, Ltd., Term Loan	6.50%	11/06/14	$2,025,000

				46,545,752

	Farming & Agriculture 0.2%
2,000	WM. Bolthouse Farms, Inc., Term Loan	9.00	12/16/13	1,959,166

	Finance 7.0%
720	Fidelity National Information Solutions, Inc., Term Loan	4.48	01/18/12	724,460
30,260	First Data Corp., Term Loan	2.98 to 3.00	09/24/14	26,212,552
3,554	Grosvenor Capital Management Holdings, LLP, Term Loan	2.25	12/05/13	3,233,725
9,319	iPayment, Inc., Term Loan	2.23 to 2.25	05/10/13	8,806,905
6,756	LPL Holdings, Inc., Term Loan	2.00	06/28/13	6,466,129
2,629	Metavante Corp., Term Loan	3.53	11/01/14	2,630,694
7,590	National Processing Co. Group, Inc., Term Loan	7.00 to 10.75	09/29/13 to 09/29/14	7,169,119
5,740	Nuveen Investments, Inc., Term Loan	3.25 to 3.32	11/13/14	5,080,864
4,197	Oxford Acquisition III, Ltd., Term Loan (United Kingdom)	2.25	05/12/14	3,958,986
7,272	RJO Holdings Corp., Term Loan (b)	5.24 to 8.99	07/12/14 to 07/13/15	3,542,853
8,262	Transfirst Holdings, Inc., Term Loan (b)	3.01 to 7.01	06/15/14 to 06/15/15	7,221,628

				75,047,915

	Grocery 0.5%
5,668	Roundy’s Supermarkets, Inc., Term Loan	6.25	11/03/13	5,654,288

	Health & Beauty 0.9%
4,480	American Safety Razor Co., Term Loan (a)	2.75 to 6.51	07/31/13 to 01/30/14	3,211,713
11,795	Marietta Intermediate Holding Corp, Term Loan (b)	7.25 to 12.00	11/30/10 to 12/31/12	2,249,836
5,425	Philosophy, Inc., Term Loan	2.24	03/16/14	4,801,097

				10,262,646

	Healthcare 12.3%
2,885	American Medical Systems, Inc., Term Loan	2.50	07/20/12	2,805,775
3,482	Capella Healthcare, Inc., Term Loan	5.75	03/02/15	3,464,867
3,839	Catalent Pharma Solutions, Inc., Term Loan	2.48	04/10/14	3,512,884
23,543	Community Health Systems, Inc., Term Loan	2.51	07/25/14	22,283,625

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount
(000)	Borrower	Coupon	Stated Maturity*	Value

	Healthcare (Continued)
$4,185	DSI Renal, Inc., Term Loan (b)	10.00%	03/31/13	$4,017,774
3,477	Fresenius SE, Term Loan (Germany)	6.75	09/10/14	3,507,225
286	Genoa Healthcare Group, LLC, Term Loan	5.50	08/10/12	263,175
23,078	HCA, Inc., Term Loan	1.75 to 2.50	11/16/12 to 11/18/13	21,980,562
4,297	HCR Healthcare, LLC, Term Loan	2.73	12/22/14	4,089,252
10,379	Health Management Associates, Inc., Term Loan	2.00	02/28/14	9,878,755
1,492	HealthSouth Corp., Term Loan	2.51 to 4.01	03/11/13 to 03/15/14	1,468,991
10,725	Inverness Medical Innovations, Inc., Term Loan	2.23 to 2.25	06/26/14	10,269,187
5,428	Life Technologies Corp., Term Loan	5.25	11/20/15	5,465,552
9,271	Multiplan, Inc., Term Loan	2.73 to 2.75	04/12/13	8,872,737
4,226	RehabCare Group, Inc., Term Loan	6.00	11/24/15	4,244,816
1,865	Select Medical Corp., Term Loan	2.27	02/24/12	1,809,331
2,313	Sun Healthcare Group, Inc., Term Loan	2.25 to 2.83	04/21/14	2,192,245
10,211	Surgical Care Affiliates, LLC, Term Loan	2.25	12/29/14	9,464,738
10,691	United Surgical Partners International, Inc., Term Loan	2.24 to 2.25	04/19/14 to 04/21/14	10,029,143
3,690	Viant Holdings, Inc., Term Loan	2.51	06/25/14	3,634,249

				133,254,883

	Home & Office Furnishings, Housewares & Durable Consumer Products 0.8%
4,615	Hunter Fan Co., Revolving Credit Agreement	6.75	04/16/13	2,468,802
2,117	Hunter Fan Co., Term Loan	2.74 to 6.99	04/16/14 to 10/16/14	1,332,466
2,286	Mattress Holdings Corp., Inc., Term Loan	2.51	01/18/14	1,653,194
3,408	National Bedding Co., LLC, Term Loan	5.31	02/28/14	3,042,069

				8,496,531

	Hotels, Motels, Inns & Gaming 5.1%
1,250	BLB Worldwide Holdings, Inc., Term Loan (d)	6.50	07/18/12	68,750
6,381	BLB Worldwide Holdings, Inc., Term Loan (b)	4.75	07/18/11	4,051,987
748	Cannery Casino Resorts, LLC, Revolving Credit Agreement	2.48 to 2.73	05/18/12	563,599
8,691	Cannery Casino Resorts, LLC, Term Loan	2.48 to 4.48	05/18/13 to 05/16/14	7,620,829
3,744	CCM Merger Corp., Term Loan	8.50	07/12/12	3,708,605
4,189	Golden Nugget, Inc., Term Loan	2.25 to 3.51	06/30/14 to 12/31/14	2,825,995

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount
(000)	Borrower	Coupon	Stated Maturity*	Value

	Hotels, Motels, Inns & Gaming (Continued)
$17,583	Harrah’s Operating Co., Inc., Term Loan	3.25%	01/28/15	$14,562,025
10,253	Las Vegas Sands, LLC/Venetian Casino, Term Loan	2.01	05/23/14	9,057,911
4,910	Magnolia Hill, LLC, Term Loan	3.49	10/30/13	4,370,172
2,529	MGM Mirage, Term Loan	6.00	10/03/11	2,437,359
6,182	Venetian Macau, Ltd., Term Loan	4.76	05/25/12 to 05/27/13	5,902,506

				55,169,738

	Insurance 2.7%
3,894	Alliant Holdings I, Inc., Term Loan (a)	3.25	08/21/14	3,685,889
8,025	AmWins Group, Inc., Term Loan	2.76	06/08/13	7,452,785
598	Applied Systems, Inc.,
	Term Loan	2.73	09/26/13	570,999
2,341	Audatex North America, Inc., Term Loan	2.06	05/16/14	2,292,666
2,324	Conseco, Inc., Term Loan	7.50	10/10/13	2,216,267
675	HMSC Corp., Term Loan	5.75	10/03/14	474,188
3,897	Mitchell International, Inc., Term Loan	5.56	03/30/15	3,234,247
4,053	USI Holdings Corp., Term Loan	3.01	05/05/14	3,739,330
5,406	Vertafore, Inc., Term Loan	5.50 to 6.26	01/31/13 to 07/31/14	5,147,966

				28,814,337

	Machinery 1.1%
4,044	Baldor Electric Co., Term Loan	5.25	01/31/14	4,064,155
4,848	Goodman Global, Inc., Term Loan	6.25	02/13/14	4,898,086
2,929	Mold-Masters Luxembourg Holdings, SA, Term Loan	3.75	10/11/14	2,416,665

				11,378,906

	Medical Products & Services 1.6%
6,697	Biomet, Inc., Term Loan	3.23 to 3.25	03/25/15	6,544,580
8,128	Carestream Health, Inc., Term Loan	2.23	04/30/13	7,723,712
2,754	DJO Finance LLC, Term Loan	3.23	05/20/14	2,678,502
452	Orthofix Holdings, Inc., Term Loan	6.75	09/22/13	452,076

				17,398,870

	Mining, Steel, Iron & Non-Precious Metals 0.0%
339	John Maneely Co., Term Loan	3.50	12/09/13	325,526

	Natural Resources 0.4%
1,000	Dresser, Inc., Term Loan	5.99 to 6.02	05/04/15	951,250
3,029	Targa Resources, Inc., Term Loan	6.00	07/05/16	3,044,084

				3,995,334

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount
(000)	Borrower	Coupon	Stated Maturity*	Value

	Non-Durable Consumer Products 2.6%
$3,987	Amscan Holdings, Inc., Term Loan	2.50%	05/25/13	$3,738,047
6,367	Huish Detergents, Inc., Term Loan	2.01	04/26/14	6,175,593
6,717	KIK Custom Products, Inc., Term Loan	2.50 to 5.25	06/02/14 to 11/30/14	4,866,647
2,128	Mega Brands, Inc., Term Loan (Canada)	9.75	07/26/12	1,423,991
406	Spectrum Brands, Inc., Revolving Credit Agreement	8.00	06/29/12	405,772
7,979	Spectrum Brands, Inc., Term Loan	8.00 to 8.75	06/29/12	7,979,407
3,220	Yankee Candle Co., Inc., Term Loan	2.24	02/06/14	3,125,284

				27,714,741

	Paper & Forest Products 0.8%
2,400	Ainsworth Lumber Co., Ltd, Term Loan	5.25	06/26/14	2,052,000
1,671	Georgia Pacific Corp., Term Loan	2.25 to 3.51	12/23/12 to 12/23/14	1,653,492
1,773	Tidi Products, LLC, Term Loan (f)	3.24 to 4.75	12/29/11 to 06/29/12	1,672,562
407	Verso Paper Holding, LLC, Term Loan (b)	6.53 to 7.28	02/01/13	208,602
7,191	White Birch Paper Co., Term Loan (Canada) (b) (d)	7.00	05/08/14	2,786,329

				8,372,985

	Pharmaceuticals 1.9%
6,433	Mylan Laboratories, Inc., Term Loan	3.50 to 3.56	10/02/14	6,369,535
5,399	Nyco Holdings 2 Aps, Term Loan (Denmark)	1.75 to 3.25	12/29/13 to 12/29/15	5,114,330
9,397	Warner Chilcott Co., LLC, Term Loan	5.50 to 5.75	10/30/14 to 04/30/15	9,434,026

				20,917,891

	Printing & Publishing 4.5%
5,373	Affiliated Media, Inc., Term Loan (a)	6.73	12/30/10 to 08/02/13	2,369,622
3,956	Cygnus Business Media, Inc., Term Loan	8.75	06/30/13	3,915,999
1,943	Dex Media West, LLC, Term Loan	7.50	10/24/14	1,899,116
8,893	Endurance Business Media, Inc., Term Loan (d)	4.75	07/26/13	2,667,810
5,000	Endurance Business Media, Inc., Term Loan (d) (f)	11.25	01/26/14	0
8,040	F&W Publications, Inc., Term Loan (d)	6.50	08/05/12 to 02/05/13	3,037,979
10,204	Gatehouse Media, Inc., Term Loan	2.24	08/28/14	5,089,219
1,583	Knowledgepoint360 Group, LLC, Term Loan	3.53 to 7.28	04/14/14 to 04/13/15	1,087,273

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount
(000)	Borrower	Coupon	Stated Maturity*	Value

	Printing & Publishing (Continued)
$1,110	MC Communications, LLC, Term Loan (b)	6.75%	12/31/12	$665,799
2,667	Merrill Communications, LLC, Term Loan (b)	14.75 to 15.00	11/15/13	1,686,956
3,568	Network Communications, Inc., Term Loan	2.39 to 2.80	11/30/12	2,480,027
2,333	Newsday, LLC, Term Loan	6.50	08/01/13	2,356,666
3,281	Proquest CSA, LLC, Term Loan	2.76	02/09/14	3,106,251
2,778	R.H. Donnelley, Inc., Term Loan	9.25	10/24/14	2,711,434
409	SuperMedia, Inc., Term Loan	11.00	12/31/15	387,315
66,667	Tribune Co., Bridge Loan (d) (e)	8.25	12/20/15	1,833,333
12,573	Tribune Co., Term Loan (d) (e)	5.25	06/04/14	7,905,544
7,376	Yell Group PLC, Term Loan (United Kingdom)	3.73 to 3.98	04/30/11 to 07/31/14	5,791,322

				48,991,665

	Restaurants & Food Service 2.2%
4,467	Advantage Sales & Marketing, Inc., Term Loan	2.25 to 2.26	03/29/13	4,269,540
9,145	Aramark Corp., Term Loan (a)	2.03 to 2.13	01/27/14	8,778,732
3,063	Center Cut Hospitality, Inc., Term Loan	9.25	07/06/14	2,725,665
5,496	NPC International, Inc., Term Loan	1.99 to 2.01	05/03/13	5,283,236
98	Volume Services America, Inc., Revolving Credit Agreement	6.00	12/31/12	94,256
2,546	Volume Services America, Inc., Term Loan	9.25	12/31/12	2,501,876

				23,653,305

	Retail—Oil & Gas 0.4%
4,173	The Pantry, Inc., Term Loan	1.74	05/15/14	3,969,599

	Retail—Stores 2.2%
2,988	Dollar General Corp., Term Loan	2.98 to 3.00	07/07/14	2,910,894
7,086	General Nutrition Centers, Inc., Term Loan	2.49 to 2.53	09/16/13	6,829,346
3,759	Guitar Center, Inc., Term Loan	3.74	10/09/14	3,374,134
6,047	Rite Aid Corp., Term Loan	6.00	06/04/14	5,743,509
4,522	Sally Holdings, Inc., Term Loan	2.48	11/15/13	4,434,472

				23,292,355

	Telecommunications—Equipment & Services 0.4%
4,900	Avaya, Inc., Term Loan	3.01	10/24/14	4,402,998

	Telecommunications—Local Exchange Carriers 1.1%
3,838	Global Tel*Link Corp., Term Loan	9.00	02/14/13	3,848,002
4,974	Intelsat Corp., Term Loan	2.73	01/03/14	4,757,444
5,590	Orius Corp., LLC, Term Loan (c) (d) (e) (f) (g)	6.75 to 7.25	01/23/09 to 01/23/10	144,211

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount
(000)	Borrower	Coupon	Stated Maturity*	Value

	Telecommunications—Local Exchange Carriers (Continued)
$3,637	Sorenson Communications, Inc., Term Loan	6.00%	08/16/13	$3,538,969

				12,288,626

	Telecommunications—Long Distance 0.5%
5,817	Level 3 Communications, Inc., Term Loan	2.50 to 11.50	03/13/14	5,548,640

	Telecommunications—Wireless 1.7%
6,755	Asurion Corp., Term Loan	3.23 to 3.27	07/03/14	6,569,961
4,057	CommScope, Inc., Term Loan	2.73 to 2.75	12/26/14	3,998,555
472	MetroPCS Wireless, Inc., Term Loan	2.50 to 2.56	11/04/13	456,871
6,801	NTELOS, Inc., Term Loan	5.75	08/07/15	6,864,897

				17,890,284

	Textiles & Leather 2.0%
10,842	Gold Toe Investment Corp., Term Loan	8.50 to 11.75	10/30/13 to 04/30/14	8,240,308
4,240	HanesBrands, Inc., Term Loan	5.25	12/10/15	4,301,594
4,300	Levi Strauss & Co.,
	Term Loan	2.48	03/27/14	3,988,250
3,050	Saint John Knits International, Inc., Term Loan	9.25	03/23/12	2,821,361
2,472	Varsity Brands, Inc., Term Loan	3.00	02/22/14	2,126,202

				21,477,715

	Transportation—Cargo 0.1%
781	Cardinal Logistics Management, Inc., Term Loan (b)	12.50	09/23/13	468,434
924	JHCI Acquisitions, Inc., Term Loan	2.74	06/19/14	816,785

				1,285,219

	Transportation—Personal 0.2%
1,994	Avis Budget Car Rental, LLC, Term Loan	4.00	04/19/12	1,951,989

	Utilities 7.8%
1,595	Bicent Power, LLC, Term Loan	2.26	06/30/14	1,477,828
142	Boston Generating, LLC, Term Loan	2.50 to 2.53	12/20/13	111,055
4,842	BRSP, LLC, Term Loan	7.50	06/24/14	4,781,264
23,368	Calpine Corp., Term Loan	3.14	03/29/14	22,140,933
11,251	Firstlight Power Resources, Inc., Term Loan	2.75 to 4.81	11/01/13 to 05/01/14	10,645,968
2,800	Longview Power, LLC, Term Loan	2.56	02/28/14	2,583,000
187	Mach Gen, LLC, Term Loan	2.28	02/22/13	173,678
14,058	NRG Energy, Inc., Term Loan	1.98 to 2.00	02/01/13	13,635,789
1,498	NSG Holdings, LLC, Term Loan	1.75	06/15/14	1,378,418

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount
(000)	Borrower	Coupon	Stated Maturity*	Value

	Utilities (Continued)
$5,000	Primary Energy Operations, LLC, Term Loan	6.50%	10/23/14	$4,925,000
15,443	Texas Competitive Electric Holdings Co., LLC, Term Loan	3.73 to 3.75	10/10/14	12,555,696
212	TPF Generation Holdings, LLC, Revolving Credit Agreement	2.25	12/15/11	207,232
6,731	TPF Generation Holdings, LLC, Term Loan	2.23 to 4.50	12/15/13 to 12/15/14	6,214,950
3,034	USPF Holdings, LLC, Term Loan	1.98	04/11/14	3,018,448

				83,849,259

	Total Variable Rate** Senior Loan Interests 114.6%			1,236,358,120

	Notes 2.1% Chemicals, Plastics & Rubber 0.1%
845	Wellman, Inc. (b) (f)	5.00	01/29/19	845,000

	Construction Material 0.5%
3,666	Builders FirstSource, Inc. (h)	10.00	02/15/16	3,775,980
2,300	Compression Polymers Corp. (h)	7.18	07/01/12	2,196,500

				5,972,480

	Containers, Packaging & Glass 0.2%
1,900	Berry Plastics Group, Inc. (h)	5.00	02/15/15	1,776,500

	Ecological 0.0%
372	Environmental Systems Products Holdings, Inc. (f)	18.00	03/31/15	0

	Healthcare 0.6%
6,167	Apria Healthcare Group, Inc. (j)	11.25	11/01/14	6,629,167

	Hotels, Motels, Inns & Gaming 0.2%
2,000	Wynn Las Vegas, LLC	6.63	12/01/14	1,925,000

	Non-Durable Consumer Products 0.0%
554	Targus Group International, Inc. (f)	10.00	12/15/15	539,921

	Paper & Forest Products 0.1%
1,500	Verso Paper Holding, LLC (h)	4.03	08/01/14	1,237,500

	Telecommunications—Local Exchange Carriers 0.4%
4,500	Qwest Corp. (h)	3.50	06/15/13	4,421,250

	Total Notes 2.1%			23,346,818

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Description	Value

Equities 0.4%
Building Materials Holding Corp. (940,471 common shares, Acquired date 01/11/10, Cost $1,429,499) (k) (l)	$705,353
Cygnus Business Media, Inc. (5,776 common shares, Acquired date 09/29/09, Cost $1,229,265) (f) (i) (k) (l)	1,070,647
CTM Media Holdings, Inc. (2,543 common shares, Acquired date 09/19/09, Cost $35,444) (l)	5,086
Cumulus Media, Inc. (Warrants for 9,213 common shares, Expiration date 06/29/19, Acquired date 01/14/10, Cost $0) (f) (l)	11,793
DecorateToday.com (198,600 common shares, Acquired date 12/31/98, Cost $3,505,909) (f) (i) (k) (l)	0
Environmental Systems Products Holdings, Inc. (2,838 preferred shares, Acquired date 09/27/07, Cost $70,950) (f) (k) (l)	0
Environmental Systems Products Holdings, Inc. (6,195 common shares, Acquired date 09/27/07, Cost $0) (f) (k) (l)	0
Euramax International, Inc. (3,272 common shares, Acquired date 07/09/09, Cost $3,529,067) (k) (l)	242,143
Generation Brands, LLC (7,523 common shares, Acquired date 01/26/10, Cost $0) (f) (l)	0
IAP Worldwide Services, Inc. (Warrants for 25,936 common shares, Expiration date 06/11/15, Acquired date 06/18/08, Cost $0) (f) (k) (l)	0
IAP Worldwide Services, Inc. (Warrants for 58,792 common shares, Expiration date 06/11/15, Acquired date 06/18/08, Cost $0) (f) (k) (l)	0
IDT Corp. (7,632 common shares, Acquired date 01/30/04, Cost $0) (l)	33,962
MC Communications LLC (222,056 common shares, Acquired date 07/02/09, Cost $0) (f) (k) (l)	0
Newhall Holding Co., LLC (280,899 common shares, Acquired date 08/24/09, Cost $2,503,511) (l)	512,641
Safelite Realty (48,903 common shares, Acquired date 10/20/00, Cost $0) (f) (i) (k) (l)	0
SuperMedia, Inc. (1,898 common shares, Acquired date 01/07/10, Cost $146,370) (l)	68,916
Targus Group International, Inc. (22,469 common shares, Acquired date 12/17/09, Cost $0) (f) (k) (l)	0
True Temper Sports, Inc. (107,143 common shares, Acquired date 12/17/09, Cost $3,787,500) (f) (k) (l)	728,572
Vitruvian Exploration, LLC (26,740 common shares, Acquired date 10/19/09, Cost $1,144,923) (l)	294,140
WCI Communities, Inc. (4,504 common shares, Acquired date 09/23/09, Cost $506,503) (l)	382,840
Wellman, Inc. (845 common shares, Acquired date 02/12/09 & 06/16/09, Cost $2,232,644) (f) (l)	278,149

Total Equities 0.4%	4,334,242

Total Long-Term Investments 117.1% (Cost $1,517,148,216)	1,264,039,180

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Description	Value

Time Deposit 1.5%
State Street Bank & Trust Co. ($16,069,135 par, 0.01% coupon, dated 1/31/10, to be sold on 2/01/10 at $16,069,144) (a) (Cost $16,069,135)	$16,069,135

Total Investments 118.6% (Cost $1,533,217,351)	1,280,108,315
Borrowings (18.1%)	(195,000,000)

Liabilities in Excess of Other Assets (0.5%)	(6,006,981)

Net Assets 100.0%	$1,079,101,334

Percentages are calculated as a percentage of net assets.

(a)	All or a portion of this security is designated in connection with unfunded loan commitments.

(b)	All or portion of this security is payment-in-kind.

(c)	This borrower is currently in liquidation.

(d)	This Senior Loan interest is non-income producing.

(e)	This borrower has filed for protection in federal bankruptcy court.

(f)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(g)	Senior Loan is past due.

(h)	Variable rate security. Interest rate shown is that in effect at January 31, 2010.

(i)	Affiliated company.

(j)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(k)	Restricted security. Securities were acquired through the restructuring of senior loans. These securities are restricted as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration. The aggregate value of restricted securities represents less than 0.1% of the net assets of the Fund.

(l)	Non-income producing security.

*	Senior Loans in the Fund’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund’s portfolio may be substantially less than the stated maturities shown.

**	Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Swap contracts outstanding as of January 31, 2010:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Entity *

Goldman Sachs International	Calpine Corp.	Sell	5.000%	03/20/10	$1,500	$(165,000)	$11,202	B
Goldman Sachs International	Calpine Corp.	Sell	5.000	03/20/11	2,000	(65,000)	(881)	B
Goldman Sachs International	Texas Competitive Electric Holdings Co., LLC	Sell	2.850	06/20/10	5,000	0	(30,049)	B–
Goldman Sachs International	Texas Competitive Electric Holdings Co., LLC	Sell	5.000	06/20/10	3,000	(97,500)	14,144	B–

Total Credit Default Swaps					$11,500	$(327,500)	$(5,584)

Swap Collateral Pledged to Counterparty
Goldman Sachs International							50,000

Total Swap Contracts							$44,416

*	Credit rating as issued by Standard and Poor’s (Unaudited).

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of January 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Variable Rate Senior Loan Interests	$—	$1,217,957,701	$18,400,419	$1,236,358,120
Notes	—	22,501,818	845,000	23,346,818
Equities	—	—	—	—
Broadcasting–Diversified	—	—	11,793	11,793
Buildings & Real Estate	1,600,834	—	—	1,600,834
Chemicals, Plastics, and Rubber	—	—	278,149	278,149
Diversified Manufacturing	242,143	—	—	242,143

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Entertainment & Leisure	$—	$—	$728,572	$728,572
Natural Resources	—	294,140	—	294,140
Printing & Publishing	68,916	—	1,070,647	1,139,563
Telecommunications—Local Exchange Carriers	39,048	—	—	39,048
Time Deposit	—	16,069,135	—	16,069,135
Credit Default Swaps	—	25,346	—	25,346
Unfunded Commitments	—	12,658	—	12,658

Total Investments in an Asset Position	$1,950,941	$1,256,860,798	$21,334,580	$1,280,146,319

Investments in a Liability Position
Unfunded Commitments	—	(6,564,123)	—	(6,564,123)
Credit Default Swaps	—	(30,930)	—	(30,930)

Total Investments in a Liability Position	$—	$(6,595,053)	$—	$(6,595,053)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Loans and Securities
	Variable		Equities
	Rate			Chemicals,			Hotels,
	Senior			Plastics		Entertainment	Motels,	Printing
	Loan		Broadcasting—	&	Diversified	&	Inns &	&		Unfunded
	Interests	Notes	Diversified	Rubber	Manufacturing	Leisure	Gaming	Publishing	Total	Commitments

Balance as of 7/31/09	$22,899,422	$845,000	$—	$492,914	$166,882	$—	$53,798	$—	$24,458,016	$(15,888)
Accrued Discounts/Premiums	1,018,564	—	—	—	—	—	—	—	1,018,564	—
Realized Gain/Loss	(6,270,159)	—	—	—	—	—	33,012	—	(6,237,147)	—
Change in Unrealized Appreciation/Depreciation	4,307,703	—	11,793	(214,765)	3,362,185	(3,058,928)	(26,400)	(158,618)	4,222,970	—
Net Purchases/Sales	4,857,741	—	—	—	(3,529,067)	3,787,500	(60,410)	1,229,265	6,285,029	15,888
Net Transfers In and/or Out of Level 3*	(8,412,852)	—	—	—	—	—	—	—	(8,412,852)	—

Balance as of 1/31/10	$18,400,419	$845,000	$11,793	$278,149	$—	$728,572	$—	$1,070,647	$21,334,580	$0

Net Change in Unrealized Appreciation/Depreciation from Investments Still Held as of 1/31/10									$(727,912)	$0

*	The value of Net Transfers In and/or Out of Level 3 was measured using the market value as of the beginning of the period for transfers in and the market value as of the end of the period for transfers out.

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Statements

Statement of Assets and Liabilities
January 31, 2010 (Unaudited)

Assets:
Unaffiliated Investments (Cost $1,524,616,488)	$1,275,121,669
Affiliated Investments (Cost $8,600,863)	4,986,646

Total Investments (Cost $1,533,217,351)	1,280,108,315
Receivables:
Investments Sold	23,978,790
Interest and Fees	5,245,053
Fund Shares Sold	1,873,494
Swap Contracts	44,416
Other	11,764

Total Assets	1,311,261,832

Liabilities:
Payables:
Borrowings	195,000,000
Investments Purchased	24,067,506
Income Distributions	2,726,668
Investment Advisory Fee	796,821
Distributor and Affiliates	233,373
Administrative Fee	228,114
Fund Shares Repurchased	199,083
Unfunded Commitments	6,551,466
Trustees’ Deferred Compensation and Retirement Plans	1,332,521
Accrued Interest Expense	36,461
Accrued Expenses	988,485

Total Liabilities	232,160,498

Net Assets	$1,079,101,334

Net Assets Consist of:
Capital	$2,826,268,402
Accumulated Undistributed Net Investment Income	(11,856,859)
Net Unrealized Depreciation	(259,338,586)
Accumulated Net Realized Loss	(1,475,971,623)

Net Assets	$1,079,101,334

Net Asset Value and Maximum Offering Price Per Share:
Class A Shares:
Net Asset value and redemption price per share (Based on net assets of $190,584,231 and 30,454,322 shares of beneficial interest issued and outstanding)	$6.26
Maximum sales charge (3.25%* of offering price)	0.21

Maximum offering price to public	$6.47

Class B Shares:
Net asset value and offering price per share (Based on net assets of $18,636,632 and 2,978,777 shares of beneficial interest issued and outstanding)	$6.26

Class C Shares:
Net asset value and offering price per share (Based on net assets of $215,949,982 and 34,514,173 shares of beneficial interest issued and outstanding)	$6.26

Class IB Shares:
Net asset value and offering price per share (Based on net assets of $553,567,860 and 88,372,515 shares of beneficial interest issued and outstanding)	$6.26

Class IC Shares:
Net asset value and offering price per share (Based on net assets of $100,362,629 and 16,030,728 shares of beneficial interest issued and outstanding)	$6.26

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended January 31, 2010 (Unaudited)

Investment Income:
Interest from Unaffiliated Investments	$33,739,823
Interest from Affiliated Investments	128,067
Other	1,671,036

Total Income	35,538,926

Expenses:
Investment Advisory Fee	4,619,179
Distribution and Service Fees
Class A	228,347
Class B	91,006
Class C	1,055,757
Class IC	74,353
Administrative Fee	1,321,515
Credit Line	1,248,898
Transfer Agent Fees	582,710
Professional Fees	424,625
Trustees’ Fees and Related Expenses	268,703
Custody	218,129
Reports to Shareholders	110,728
Accounting and Administrative Expenses	84,093
Registration Fees	5,094
Other	648,963

Total Operating Expenses	10,982,100
Service Fee Reimbursement	589,391

Net Operating Expenses	10,392,709
Interest Expense	230,932

Total Expenses	10,623,641

Net Investment Income	$24,915,285

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Unaffiliated Investments	$(54,710,740)
Affiliated Investments	230
Foreign Currency Transactions	(31)
Swap Contracts	207,319

Net Realized Loss	(54,503,222)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(433,715,739)

End of the Period:
Investments	(253,109,036)
Swap Contracts	321,916
Unfunded Commitments	(6,551,466)

(259,338,586)

Net Unrealized Appreciation During the Period	174,377,153

Net Realized and Unrealized Gain	$119,873,931

Net Increase in Net Assets From Operations	$144,789,216

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	January 31, 2010	July 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$24,915,285	$73,954,965
Net Realized Loss	(54,503,222)	(335,312,870)
Net Unrealized Appreciation/Depreciation During the Period	174,377,153	(75,835,049)

Change in Net Assets from Operations	144,789,216	(337,192,954)

Distributions from Net Investment Income:
Class A Shares	(5,124,091)	(12,786,270)
Class B Shares	(443,818)	(1,260,255)
Class C Shares	(5,145,885)	(14,031,871)
Class IB Shares	(15,317,372)	(41,631,579)
Class IC Shares	(2,782,484)	(7,686,216)

Total Distributions	(28,813,650)	(77,396,191)

Net Change in Net Assets from Investment Activities	115,975,566	(414,589,145)

From Capital Transactions:
Proceeds from Shares Sold	56,029,337	64,893,876
Net Asset Value of Shares Issued Through Dividend Reinvestment	13,232,132	36,493,499
Cost of Shares Repurchased	(101,120,487)	(312,396,148)

Net Change in Net Assets from Capital Transactions	(31,859,018)	(211,008,773)

Total Increase/Decrease in Net Assets	84,116,548	(625,597,918)
Net Assets:
Beginning of the Period	994,984,786	1,620,582,704

End of the Period (Including accumulated undistributed net investment income of $(11,856,859) and $(7,958,494), respectively)	$1,079,101,334	$994,984,786

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Statements  continued

Statement of Cash Flows
For the Six Months Ended January 31, 2010 (Unaudited)

Change in Net Assets from Operations	$144,789,216

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchase of Investments	(307,760,165)
Principal Repayments/Sales of Investments	293,611,840
Net Purchase of Short-Term Investments	(8,442,851)
Amortization of Loan Fees	480,162
Net Loan Fees	2,278
Accretion of Discounts	(5,792,815)
Net Realized Loss on Investments	54,710,510
Net Change in Unrealized Appreciation on Investments	(166,479,676)
Increase in Interest and Fees Receivables and Other Assets	(640,269)
Decrease in Accrued Expenses and Other Payables	(367,834)
Net Change in Swap Contracts	(77,632)
Net Change in Unfunded Commitments	(7,464,845)
Increase in Trustees’ Deferred Compensation and Retirement Plans	266,237
Decrease in Accrued Interest Expense	(895)

Total Adjustments	(147,955,955)

Net Cash Used for Operating Activities	(3,166,739)

Cash Flows from Financing Activities:
Proceeds from Shares Sold	54,978,071
Proceeds from Bank Borrowings	146,000,000
Repayments of Bank Borrowings	(83,000,000)
Payments on Shares Repurchased	(100,939,827)
Cash Distributions Paid	(13,871,505)

Net Cash from Financing Activities	3,166,739

Net Increase in Cash	-0-
Cash at Beginning of the Period	-0-

Cash at End of the Period	$-0-

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Six Months for Interest	$231,827

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months					February 18, 2005
	Ended					(Commencement of
	Jan. 31,	Year Ended July 31,				Operations) to
Class A Shares	2010	2009	2008	2007	2006	July 31, 2005

Net Asset Value, Beginning of the Period	$5.60	$7.48	$8.65	$8.99	$9.10	$9.12

Net Investment Income (a)	0.15	0.40	0.61	0.66	0.54	0.18
Net Realized and Unrealized Gain/Loss	0.68	(1.86)	(1.17)	(0.29)	(0.15)	(0.04)

Total from Investment Operations	0.83	(1.46)	(0.56)	0.37	0.39	0.14
Less Distributions from Net Investment Income	0.17	0.42	0.61	0.71	0.50	0.16

Net Asset Value, End of the Period	$6.26	$5.60	$7.48	$8.65	$8.99	$9.10

Total Return (b)	14.95% **	–18.60%	–6.70%	4.06%	4.39%	1.75% **
Net Assets at End of the Period (In millions)	$190.6	$166.4	$281.4	$544.7	$91.0	$54.0
Ratios to Average Net Assets:*
Operating Expense	1.81%	1.86%	1.44%	1.41%	1.39%	1.42%
Interest Expense	0.04%	0.48%	1.07%	1.09%	0.10%	0.04%
Total Net Expense	1.85%	2.34%	2.51%	2.50%	1.49%	1.46%
Net Investment Income	4.88%	7.57%	7.55%	7.34%	5.95%	4.44%
Portfolio Turnover (c)	23% **	33%	35%	74%	84%	90%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets:
Operating Expense	2.06%	2.11%	1.69%	1.66%	1.64%	1.67%
Interest Expense	0.04%	0.48%	1.07%	1.09%	0.10%	0.04%
Total Gross Expense	2.10%	2.59%	2.76%	2.75%	1.74%	1.71%
Net Investment Income	4.63%	7.32%	7.30%	7.09%	5.70%	4.19%

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$195,000	$132,000	$458,000	$555,000	$195,000	$123,000
Asset Coverage Per $1,000 Unit of Senior Indebtedness (d)	$6,534	$8,538	$4,538	$5,543	$10,127	$18,767

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or early withdrawal charge. On purchases of $1 million or more, an early withdrawal charge of 1% may be imposed on certain repurchases by the Fund made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined distribution and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

**	Non-Annnualized

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months					February 18, 2005
	Ended					(Commencement of
	Jan. 31,	Year Ended July 31,				Operations) to
Class B Shares	2010	2009	2008	2007	2006	July 31, 2005

Net Asset Value, Beginning of the Period	$5.60	$7.48	$8.65	$8.99	$9.10	$9.12

Net Investment Income (a)	0.12	0.36	0.55	0.60	0.47	0.14
Net Realized and Unrealized Gain/Loss	0.69	(1.86)	(1.17)	(0.30)	(0.14)	(0.03)

Total from Investment Operations	0.81	(1.50)	(0.62)	0.30	0.33	0.11
Less Distributions from Net Investment Income	0.15	0.38	0.55	0.64	0.44	0.13

Net Asset Value, End of the Period	$6.26	$5.60	$7.48	$8.65	$8.99	$9.10

Total Return (b)	14.53% **	–19.24%	–7.43%	3.29%	3.63%	1.41% **
Net Assets at End of the Period (In millions)	$18.6	$17.0	$29.6	$41.5	$17.8	$10.8
Ratios to Average Net Assets:*
Operating Expense	2.56%	2.63%	2.20%	2.18%	2.14%	2.18%
Interest Expense	0.04%	0.48%	1.04%	1.10%	0.10%	0.04%
Total Net Expense	2.60%	3.11%	3.24%	3.28%	2.24%	2.22%
Net Investment Income	4.13%	6.85%	6.76%	6.67%	5.24%	3.73%
Portfolio Turnover (c)	23% **	33%	35%	74%	84%	90%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets:
Operating Expense	2.81%	2.88%	2.45%	2.43%	2.39%	2.43%
Interest Expense	0.04%	0.48%	1.04%	1.10%	0.10%	0.04%
Total Gross Expense	2.85%	3.36%	3.49%	3.53%	2.49%	2.47%
Net Investment Income	3.88%	6.60%	6.51%	6.42%	4.99%	3.48%

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$195,000	$132,000	$458,000	$555,000	$195,000	$123,000
Asset Coverage Per $1,000 Unit of Senior Indebtedness (d)	$6,534	$8,538	$4,538	$5,543	$10,127	$18,767

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on certain repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months					February 18, 2005
	Ended					(Commencement of
	January 31,	Year Ended July 31,				Operations) to
Class C Shares	2010	2009	2008	2007	2006	July 31, 2005

Net Asset Value, Beginning of the Period	$5.60	$7.48	$8.65	$8.99	$9.10	$9.12

Net Investment Income (a)	0.12	0.36	0.55	0.59	0.47	0.14
Net Realized and Unrealized Gain/Loss	0.69	(1.86)	(1.17)	(0.29)	(0.14)	(0.03)

Total from Investment Operations	0.81	(1.50)	(0.62)	0.30	0.33	0.11
Less Distributions from Net Investment Income	0.15	0.38	0.55	0.64	0.44	0.13

Net Asset Value, End of the Period	$6.26	$5.60	$7.48	$8.65	$8.99	$9.10

Total Return (b)	14.53% **	–19.24%	–7.43%	3.29%	3.63%	1.41% **
Net Assets at End of the Period (In millions)	$215.9	$196.6	$338.6	$563.5	$72.5	$55.7
Ratios to Average Net Assets:*
Operating Expense	2.56%	2.62%	2.20%	2.16%	2.14%	2.17%
Interest Expense	0.04%	0.48%	1.06%	1.09%	0.10%	0.04%
Total Net Expense	2.60%	3.10%	3.26%	3.25%	2.24%	2.21%
Net Investment Income	4.13%	6.83%	6.79%	6.55%	5.19%	3.66%
Portfolio Turnover (c)	23% **	33%	35%	74%	84%	90%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets:
Operating Expense	2.81%	2.87%	2.45%	2.41%	2.39%	2.42%
Interest Expense	0.04%	0.48%	1.06%	1.09%	0.10%	0.04%
Total Gross Expense	2.85%	3.35%	3.51%	3.50%	2.49%	2.46%
Net Investment Income	3.88%	6.58%	6.54%	6.30%	4.94%	3.41%

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$195,000	$132,000	$458,000	$555,000	$195,000	$123,000
Asset Coverage Per $1,000 Unit of Senior Indebtedness (d)	$6,534	$8,538	$4,538	$5,543	$10,127	$18,767

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on certain repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	January 31,	Year Ended July 31,
Class IB Shares	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$5.60	$7.49	$8.66	$9.01	$9.11	$9.00

Net Investment Income (a)	0.15	0.40	0.61	0.68	0.54	0.37
Net Realized and Unrealized Gain/Loss	0.68	(1.87)	(1.17)	(0.32)	(0.14)	0.08

Total from Investment Operations	0.83	(1.47)	(0.56)	0.36	0.40	0.45
Less Distributions from Net Investment Income	0.17	0.42	0.61	0.71	0.50	0.34

Net Asset Value, End of the Period	$6.26	$5.60	$7.49	$8.66	$9.01	$9.11

Total Return (b)	14.75% *	–18.56%	–6.69%	4.05%	4.38%	5.18%
Net Assets at End of the Period (In millions)	$553.6	$520.3	$815.1	$1,131.8	$1,307.2	$1,639.0
Ratios to Average Net Assets:
Operating Expense	1.81%	1.88%	1.45%	1.43%	1.39%	1.38%
Interest Expense	0.04%	0.46%	1.04%	1.11%	0.10%	0.04%
Total Net Expense	1.85%	2.34%	2.49%	2.54%	1.49%	1.42%
Net Investment Income	4.88%	7.60%	7.51%	7.49%	5.87%	4.09%
Portfolio Turnover (c)	23% *	33%	35%	74%	84%	90%

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$195,000	$132,000	$458,000	$555,000	$195,000	$123,000
Asset Coverage Per $1,000 Unit of Senior Indebtedness (d)	$6,534	$8,538	$4,538	$5,543	$10,127	$18,767

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	January 31,	Year Ended July 31,
Class IC Shares	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$5.60	$7.49	$8.66	$9.00	$9.11	$9.00

Net Investment Income (a)	0.15	0.40	0.61	0.68	0.54	0.37
Net Realized and Unrealized Gain/Loss	0.68	(1.87)	(1.17)	(0.31)	(0.15)	0.07

Total from Investment Operations	0.83	(1.47)	(0.56)	0.37	0.39	0.44
Less Distributions from Net Investment Income	0.17	0.42	0.61	0.71	0.50	0.33

Net Asset Value, End of the Period	$6.26	$5.60	$7.49	$8.66	$9.00	$9.11

Total Return (b)	14.95% **	–18.71%	–6.69%	4.06%	4.50%	4.98%
Net Assets at End of the Period (In millions)	$100.4	$94.7	$155.9	$239.6	$291.3	$426.0
Ratios to Average Net Assets:*
Operating Expense	1.81%	1.88%	1.45%	1.43%	1.39%	1.44%
Interest Expense	0.04%	0.47%	1.04%	1.11%	0.10%	0.04%
Total Net Expense	1.85%	2.35%	2.49%	2.54%	1.49%	1.48%
Net Investment Income	4.88%	7.60%	7.52%	7.49%	5.85%	4.07%
Portfolio Turnover (c)	23% **	33%	35%	74%	84%	90%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets:
Operating Expense	1.96%	2.03%	1.60%	1.58%	1.54%	1.52%
Interest Expense	0.04%	0.47%	1.04%	1.11%	0.10%	0.04%
Total Gross Expense	2.00%	2.50%	2.64%	2.69%	1.64%	1.56%
Net Investment Income	4.73%	7.45%	7.37%	7.34%	5.70%	3.99%

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$195,000	$132,000	$458,000	$555,000	$195,000	$123,000
Asset Coverage Per $1,000 Unit of Senior Indebtedness (d)	$6,534	$8,538	$4,538	$5,543	$10,127	$18,767

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include service fees of up to 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

** Non-Annualized

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)

1. Significant Accounting Policies
Van Kampen Senior Loan Fund (the “Fund”) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund commenced investment operations on October 4, 1989. The Fund continuously offers Class A Shares, Class B Shares and Class C Shares. The Fund also has outstanding Class IB Shares and Class IC Shares which are not continuously offered. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation The Fund’s Senior Loans and notes are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund’s Board of Trustees. Under the valuation guidelines, Senior Loans and notes for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans and notes are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans and notes are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Asset Management (the “Adviser”) by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

Fund’s portfolio. The fair value of Senior Loans are reviewed and approved by the Fund’s Valuation Committee and Board of Trustees.
Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.
Credit default swaps are valued using quotations obtained from brokers.
Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses.
The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until after payment is made. At January 31, 2010, the Fund had no when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund. At January 31, 2010, the Fund had no repurchase agreements.

D. Investment Income Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note or other fixed-income security.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements. Income, expenses and realized and unrealized gains or losses are allocated on a pro-rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended July 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At July 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $1,160,366,341, which will expire according to the following schedule.

Amount	Expiration

$445,144,583	July 31, 2010
215,755,020	July 31, 2011
153,257,861	July 31, 2012
68,141,145	July 31, 2013
21,900,119	July 31, 2014
48,144,741	July 31, 2015
10,160,798	July 31, 2016
197,862,074	July 31, 2017

Due to a merger with another regulated investment company, a portion of the capital loss carry forward referred to above may be limited under Internal Revenue Code Section 382.

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

At January 31, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,533,220,268

Gross tax unrealized appreciation	$30,013,811
Gross tax unrealized depreciation	(283,125,764)

Net tax unrealized depreciation on investments	$(253,111,953)

F. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.
The tax character of distributions paid during the year ended July 31, 2009 was as follows:

Distributions paid from:
Ordinary Income	$77,978,765

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,438,852

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of reclasses of swap income from gains/losses and gains or losses recognized on securities for tax purposes but not for book purposes.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through March 26, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.900%
Next $1.0 billion	0.850%
Next $1.0 billion	0.825%
Next $500 million	0.800%
Over $3.0 billion	0.775%

In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund’s Administrator, at an annual rate of 0.25% of the average daily net assets of the Fund. The administrative services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund’s portfolio and providing certain services to the holders of the Fund’s securities.
For the six months ended January 31, 2010, the Fund recognized expenses of approximately $98,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a Trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended January 31, 2010, the Fund recognized expenses of approximately $21,300 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended January 31, 2010, the Fund recognized expenses of approximately $311,500 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended January 31, 2010, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $19,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $25,700. Sales charges do not represent expenses of the Fund.

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act as those companies in which a Fund holds 5% or more of the outstanding voting securities.

	Par/Shares*	Interest/	Market
	as of	Dividend	Value
Name	1/31/2010	Income	1/31/2010	Cost

Cygnus Business Media—Common Shares	5,776	$-0-	$1,070,647	$1,229,265
Cygnus Business Media—Term Loan	$3,955,555	128,067	3,915,999	3,865,689
DecorateToday.com—Common Shares	198,600	-0-	-0-	3,505,909
Safelite Realty—Common Shares	48,903	-0-	-0-	-0-

		$128,067	$4,986,646	$8,600,863

*	Shares were acquired through the restructuring of senior loan interests.

Affiliate transactions during the six months ended January 31, 2010 were as follows:

	Par/Shares			Par/Shares	Realized	Interest/
	as of	Gross	Gross	as of	Gain/	Dividend
Name	7/31/2009	Additions	Reductions	1/31/2010	(Loss)	Income

Cygnus Business Media—Common Shares	-0-	5,776	-0-	5,776	$-0-	$-0-
Cygnus Business Media—Term Loan	$-0-	$3,965,468	$(9,913)	$3,955,555	230	128,067

					$230	$128,067

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

3. Capital Transactions
For the six months ended January 31, 2010 and the year ended July 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	January 31, 2010		July 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	5,809,613	$34,950,404	5,685,543	$28,429,561
Class B	247,923	1,491,373	361,979	1,791,818
Class C	2,792,194	16,643,679	5,247,263	25,877,745
Class IB	373,998	2,244,229	1,238,284	6,221,721
Class IC	116,448	699,652	486,531	2,573,031

Total Sales	9,340,176	$56,029,337	13,019,600	$64,893,876

Dividend Reinvestment:
Class A	362,351	$2,178,662	1,254,213	$6,322,925
Class B	31,220	187,838	103,290	517,974
Class C	307,968	1,851,111	1,061,421	5,349,681
Class IB	1,308,777	7,876,266	4,234,017	21,185,914
Class IC	189,195	1,138,255	622,587	3,117,005

Total Dividend Reinvestment	2,199,511	$13,232,132	7,275,528	$36,493,499

Repurchases:
Class A	(5,451,595)	$(32,920,159)	(14,818,255)	$(79,770,415)
Class B	(332,973)	(2,009,576)	(1,388,635)	(7,115,414)
Class C	(3,706,940)	(22,259,866)	(16,450,106)	(87,850,496)
Class IB	(6,144,689)	(36,836,045)	(21,469,718)	(110,878,705)
Class IC	(1,186,374)	(7,094,841)	(5,016,795)	(26,781,118)

Total Repurchases	(16,822,571)	$(101,120,487)	(59,143,509)	$(312,396,148)

4. Investment Transactions
During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $287,589,398 and $282,070,282, respectively.

5. Repurchase of Shares
The Fund has a policy of making monthly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule 23c-3(b) of the 1940 Act.
The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares; however, the Fund’s present intent for monthly offers is between 5% and 8%, (The Board of Trustees may authorize an additional 2%, if necessary, without extending the repurchase offer.) The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). To accommodate monthly Repurchase Offers, the Fund has shorter notice periods before each offer, shorter repurchase

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

periods and shorter payment periods after each offer. During the six months ended January 31, 2010, the Fund had six monthly Repurchase Offers as follows:

	Percentage of		Percent of
	Outstanding Shares	Number of	Outstanding
	the Fund Offered to	Shares Tendered	Shares Tendered
Repurchase Request Deadlines	Repurchase	(all classes)	(all classes)

August 21, 2009	6.0%	2,321,059	1.3%
September 18, 2009	6.0	2,072,869	1.2
October 16, 2009	6.0	2,645,866	1.5
November 20, 2009	6.0	3,315,367	1.9
December 18, 2009	6.0	4,067,052	2.3
January 15, 2010	6.0	2,400,360	1.4

6. Commitments
Pursuant to the terms of certain of the Senior Loan agreements, the Fund had unfunded loan commitments of approximately $56,717,300 as of January 31, 2010. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid senior loans as a reserve. The unrealized depreciation on these commitments of $6,551,466 as of January 31, 2010 is reported as “Unfunded Commitments” on the Statement of Assets and Liabilities. As of January 31, 2010, the Fund held the following unfunded loan commitments:

		Unfunded	Appreciation/
Description	Type	Commitment	Depreciation

AX Acquisition Corp.	Revolving Credit Agreement	$2,500,000	$(425,000)
Bright Horizons Family Solutions, Inc.	Revolving Credit Agreement	4,160,000	(249,600)
Cannery Casino Resorts, LLC	Revolving Credit Agreement	1,002,273	(246,810)
Catalent Pharma Solutions	Revolving Credit Agreement	2,500,000	(337,500)
Chart Industries, Inc.	Revolving Credit Agreement	2,250,000	(213,750)
Education Management Corp.	Revolving Credit Agreement	2,000,000	(120,000)
GateHouse Media Operating, Inc.	Revolving Credit Agreement	1,500,000	(937,500)
General Nutrition Centers, Inc.	Revolving Credit Agreement	6,035,000	(543,150)
Graphic Packaging International, Inc.	Revolving Credit Agreement	5,000,000	(450,000)
Hunter Fan Co.	Revolving Credit Agreement	385,417	(179,219)
Kranson Industries, Inc.	Revolving Credit Agreement	2,500,000	(137,500)
Lyondell Chemical Co.	Term Loan	264,389	12,658
LyondellBasell Cam Exchange	Revolving Credit Agreement	13,718	(3,704)
Metro-Goldwyn-Mayer Studios, Inc.	Revolving Credit Agreement	27,830	(11,549)
Mirant North America LLC	Revolving Credit Agreement	3,940,165	(275,812)
Pinnacle Foods Holdings Corp.	Revolving Credit Agreement	7,000,000	(490,000)
Select Medical Corp.	Revolving Credit Agreement	1,900,000	(190,000)
Sungard Data Systems, Inc.	Revolving Credit Agreement	1,646,300	(218,135)
Surgical Care Affiliates, Inc.	Revolving Credit Agreement	3,000,000	(450,000)
USI Holdings Corp.	Revolving Credit Agreement	6,666,667	(1,000,000)
Volume Services America, Inc.	Revolving Credit Agreement	2,425,581	(84,895)

		$56,717,340	$(6,551,466)

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

7. Borrowings
The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a fund generally may not borrow money greater than 33 1/3% of the fund’s total assets.
The Fund had entered into a $500 million revolving credit and security agreement which closed on August 21, 2009. This revolving credit agreement was secured by the assets of the Fund. In connection with this agreement for the period August 1, 2009 to August 21, 2009, the Fund incurred fees of approximately $154,700 and had an average daily balance of borrowings under this agreement of $124,043,478 with a weighted average interest rate of 0.30%.
On August 21, 2009, the Fund entered into a $300 million revolving credit and security agreement. This revolving credit agreement is secured by the assets of the Fund. In connection with this agreement for the approximate six month period ended January 31, 2010, the Fund incurred fees of approximately $1,094,200 and had an average daily balance of borrowings under this agreement of $181,142,857 with a weighted average interest rate of 0.26%.

8. Senior Loan Participation Commitments
The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
At January 31, 2010, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

	Principal
	Amount	Value
Selling Participant	(000)	(000)

Goldman Sachs Lending Partners	$85	$62

9. Distribution and Service Plan
Shares of the Fund are distributed by Van Kampen Funds, Inc. (“the Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares and in so doing has agreed to comply with rule 12b-1 under the 1940 Act as if the Fund were an open-end investment company. The Fund also has adopted a service plan (the “Service Plan”) with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class IC Shares. There is no Distribution Plan or Service Plan for Class IB Shares and no Distribution Plan for Class IC Shares. All service fees under the Service Plan applicable to Class A Shares, Class B Shares, Class C Shares and Class IC Shares are currently being waived. For the six months ended January 31, 2010, the Distributor waived service fees of $589,391. This waiver is voluntary in nature and can be discontinued at any time. Under the Distribution Plan and Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its Shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25%, 1.00%, 1.00%, and 0.15% (0.25% maximum) per year of the average daily net assets of Class A Shares, Class B Shares, Class C Shares, and Class IC Shares, respectively. Due to voluntary fee waivers by the Distributor, the aggregate distribution and service fees are currently 0.00%, 0.75%, 0.75%, and 0.00% per year of the average daily net assets for Class A Shares, Class B Shares, Class C Shares, and Class IC Shares, respectively. Annual fees under the Distribution Plan and Service Plan are accrued daily. The net annual fees for Class B Shares and Class C Shares are paid monthly to the Distributor.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $319,800 and $3,323,600 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the Distribution Plan. To the extent the unreimbursed receivable has been fully recovered, any excess fees will be refunded to the Fund on a quarterly basis.

10. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. For the six months ended January 31, 2010, the average notional amounts of credit default swap contracts entered into by the Fund acting as a buyer or seller of protection were $0 and $11,500,000, respectively. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Upfront payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. As disclosed in the table following the Portfolio of Investments, the aggregate fair value of credit default swaps in a net liability position as of January 31, 2010 was $5,584. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps was $50,000. If a defined credit event had occurred as of January 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $7,000,000 less the value of the contracts’ related reference obligations.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB ASC 210-20, Offsetting (formerly known as FASB Interpretation No. 39) and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain/loss on swap contracts on the Statement of Operations.
FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of January 31, 2010.

	Asset Derivatives		Liability Derivatives
Primary Risk	Balance Sheet		Balance Sheet
Exposure	Location	Fair Value	Location	Fair Value

Credit Contracts	Swap Contracts	$25,346	Swap Contracts	$(30,930)

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the six months ended January 31, 2010.

Amount of Realized Gain/Loss on Derivative Contracts
Primary Risk Exposure	Swap Contracts

Credit Contracts	$207,319

Change in Unrealized Appreciation/Depreciation on Derivative Contracts
Primary Risk Exposure	Swap Contracts

Credit Contracts	$432,632

11. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. Legal Matters
The Fund is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to avoid the transfers and other equitable relief. The Fund and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The Fund, as Credit Lender, moved to dismiss the amended complaint. The Court denied the motion to dismiss on December 4, 2008. The Fund and the other Credit Lenders filed a motion for leave to appeal the dismissal, which was denied on February 23, 2009. Plaintiff thereafter filed a Second Amended Complaint that was superseded

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

by a Third Amended Complaint. The Fund filed two answers to the Third Amended Complaint in its respective capacities as a Credit Lender and a Term Loan Lender. A court-ordered mediation took place in March 2009, but no resolution was reached. The case went to trial, which concluded in August 2009. On October 13, 2009, the Court found in favor of Plaintiff and ordered the Credit Lenders and Term Loan Lenders to disgorge any principal received on the loans, plus interest, as well as any attorneys’ fees. Additionally, the Court ordered that defendants post a bond for 110% of the ordered disgorged amounts, which was posted in December 2009. The respective Credit Lenders and Term Loan Lenders have appealed the judgment. The outcome of the appeal process is not expected until at least the fall of 2010.
The Fund is one of hundreds of defendants which include non-agent lender defendants that had been named in litigation filed by the Adelphia Recovery Trust (“ART”) in the U.S. District Court for the Southern District of New York in an action entitled Adelphia Recovery Trust v. Bank of America, N.A., et al. which alleged that a wide swath of financial institutions such as investment banks, agent lenders and non-agent lenders worked together to assist the Rigas family in its defrauding of Adelphia. The complaint by ART against the non-agent lenders stated certain claims including equitable disallowance, voidable preferences and fraudulent transfers and sought, among other remedies, to disallow and/or void certain transfers and repayments the non-agent lenders received in connection with loans made to Adelphia. The non-agent lenders, which include the Fund, moved to dismiss all claims against them. The motions to dismiss all claims against the non-agent lenders were granted in June, 2008 and final judgment was entered in December 2008. ART appealed the judgment to the United States Court of Appeals for the Second Circuit in July 2009. The outcome of the appeal is not expected until sometime in 2010.
In management’s opinion, there is no material impact to the Fund as a result of these legal matters.

13. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco Ltd. mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

14. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen Senior Loan Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Kevin Klingert
Vice President
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Van Kampen Senior Loan Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Senior Loan Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

18, 118, 218, 59, 359
SLFSAN 03/10
IU10-01304P-Y01/10

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Senior Loan Fund
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: March 23, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: March 23, 2010
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: March 23, 2010